EXHIBIT 99.1

  WRITTEN STATEMENT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned, the President and the Senior Vice President, Treasurer of
Webster Preferred Capital Corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q Report of the Company for the third quarter ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Ross M. Strickland
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                                    Ross M. Strickland,
                                    President
                                    (Principal Executive Officer)
                                    November 13, 2002

                                    /s/ Gregory S. Madar
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                                    Gregory S. Madar,
                                    Senior Vice President,
                                    Treasurer and Assistant Secretary
                                    (Principal Financial and Accounting Officer)
                                    November 13, 2002